UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2010

VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066
(Address of principal executive offices)	(Zip Code)

(831) 438-8200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01.	Regulation FD Disclosure.

On February 24, 2010, VirnetX Holding Corporation, or VirnetX, announced that, as of February 20, 2010, all Series III Warrants issued by VirnetX in a private placement transaction that closed on September 2, 2009, or the Financing, have been exercised in full.  The aggregate cash exercise proceeds from the Series III Warrants totaled $6,000,000.  After payment of fees and commissions, the Company received a net of $5,400,000.

As previously announced, the Series II Warrants issued in the Financing as a price protection feature have already expired unexercised, so there was no downward adjustment made to the price per share paid by the investors in the Financing.

As a result of the expiration of the Series II Warrants, and the exercise in full of the Series III Warrants, VirnetX believes that the Financing has occurred in the most favorable manner possible for VirnetX. As it turns out, the Financing enabled VirnetX to raise an aggregate of $12,000,000 of gross proceeds in two tranches at a 20% discount to the agreed average market price at the time of the Financing, with 50% premium warrant coverage.

The only warrants issued in the Financing that are still outstanding are the 5-year Series I Warrants covering the number of shares issued in the first tranche as well as the placement agent’s warrants (2,619,036 shares) at $3.93 per share, which reflected a premium of 125% of the agreed average market price at the time of the Financing. Upon exercise, the Series I Warrants would yield an aggregate of $10,300,000 in gross proceeds to VirnetX.  The Series I Warrants are not exercisable until March 11, 2010.

The summary descriptions of the Series I Warrants, Series II Warrants and Series III Warrants are qualified in their entirety by the terms the Series I Warrants, Series II Warrants and Series III Warrants, copies of which were filed with the Current Report on Form 8-K filed by VirnetX on September 3, 2009, and are incorporated by reference herein.

On February 24, 2010, VirnetX issued a press release announcing the exercise in full of the Series III Warrants.  A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in this report is furnished and not deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

Statements in this press release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other unknown factors that could cause the actual results of VirnetX to be materially different from the historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes,” “belief,” “expects,” “intends,” “anticipates,” or “plans” to be uncertain and forward-looking. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in VirnetX’s reports and registration statements filed with the Securities and Exchange Commission, including those under the heading “Risk Factors” in VirnetX’s Annual Report on Form 10-K filed with the SEC on March 31, 2009 and most recently in VirnetX’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2009.

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Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated February 24, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2010	VIRNETX HOLDING CORPORATION

	By:	/s/ Kendall Larsen
	Name:	Kendall Larsen
	Title:	Chief Executive Officer

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